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INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Post-Effective Amendment No. 5 to the Registration Statement on Form N-4 of Sun Life of Canada (U.S.) Variable Account F (Reg. No. 333-05227) of our report dated February 4, 1999 accompanying the financial statements of the Futurity and Futurity II Sub-Accounts included in Sun Life of Canada (U.S.) Variable Account F, the incorporation by reference of our report dated February 4, 1999 accompanying the financial statements of the Regatta, Regatta Gold, Regatta Classic and Regatta Platinum Sub-Accounts included in Sun Life of Canada (U.S.) Variable Account F, and to the incorporation by reference of our report dated February 5, 1999 accompanying the statutory financial statements of Sun Life Assurance Company of Canada (U.S.) appearing in the Prospectus, which is part of such Registration Statement, and to the incorporation by reference of our reports dated February 5, 1999 appearing in the Annual Report on Form 10-K of Sun Life Assurance Company of Canada (U.S.) for the year ended December 31, 1998.


We also consent to the reference to us under the headings "Accountants" and "Condensed Financial Information -- Accumulation Unit Values" appearing in such Prospectus and under the heading "Financial Statements" in the Statement of Additional Information.




DELOITTE & TOUCHE LLP
Boston, Massachusetts


September 13, 1999